Supplement Dated August 29, 2022
To The Updating Summary Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, PERSPECTIVE II®, ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®, and PERSPECTIVE L SERIESSM FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced updating summary prospectuses. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of an updating summary prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

➢    Effective August 29, 2022, in the section titled “APPENDIX A (Funds Available Under the Contract)”, the expense information and respective footnotes for the JNL/WMC Government Money Market Fund are revised as follows:

Fund Type	Fund and Manager* (and Sub-Adviser, if applicable) * The investment manager for each Fund is Jackson National Asset Management, LLC	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
	JNL/WMC Government Money Market Fund
Domestic/Global Fixed-Income	(Wellington Management Company LLP)	1.36%[5]	0%	0.60%	0.30%

5	Reflects expenses estimated for the current fiscal year.
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(To be used with JMV21086NYUSP 04/22, JMV23537NYUSP 04/22, JMV23538NYUSP 04/22, JMV21451NYUSP 04/22, JMV8037NYUSP 04/22, JMV8037BENYUSP 04/22, JMV7697NYUSP 04/22, NV5890USP 04/22, NV4224USP 04/22, JMV9476NYUSP 04/22, JMV16966NYUSP 04/22, and JMV9476WFNYUSP 04/22)

NFV101505 08/22